Exhibit 99.2

NYSE: HHC Supplemental Information For the quarterly period ended September 30, 2017 The Howard Hughes Corporation 13355 Noel Road, 22nd Floor Phone: 214.741.7744 Dallas, TX 75240 www.howardhughes.com South Street Seaport New York, NY 110 N. Wacker Chicago, IL Downtown Columbia Columbia, MD

Forward Looking Statements This presentation includes forward-looking statements. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward -looking statements by the fact that they do not relate strictly to current or historical facts. These statements may include words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “realize,” “should,” “transform,” “would,” and other statements of similar expression. Forward -looking statements should not be relied upon. They give our expectations about the future and are not guarantees. These statements involve known and un known risks, uncertainties and other factors that may cause our actual results, performance and achievements to materially differ from any future results, performance and achievements expressed or implied by such forward-looking statements. For a discussion of the risk factors that could have an impact these forward-looking statements, see our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 . The statements made herein speak only as of the date of this presentation and we do not undertake to update this information except as required by law. Past performance does not guarantee future results. Performance during time periods shown is limited and may not reflect the performance for the full year or future years, as well as in different economic and market cycles. Non-GAAP Financial Measures Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP), however, we use certain non-GAAP performance measures in this presentation, in addition to GAAP measures, as we believe these measures improve the understanding of our operational re sults and makes comparisons of operating results among peer companies more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of our re ported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. The non -GAAP financial measures used in this presentation are funds from operations, or FFO, core funds from operations, or Core FFO, adjusted funds from operations, or AFFO, and net operating income, or NOI. FFO is defined by the National Association of Real Estate Investment Trust (NAREIT) as net income calculated in accordance wi th GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization and impairment charges (which we believe are not indicative of the performance of o ur operating portfolio). We calculate FFO in accordance with NAREIT’s definition. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of our financial performance not immediately apparent from net income determined in accordance with GAAP. Core FFO is calculated by adjusting FFO to exclude the impact of certain non -cash and/or nonrecurring income and expense items, as set forth in the calculation herein. These items can vary greatly from period to pe riod, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measur e of the ongoing operating performance of the core operations across all segments, and we believe it is used by investors in a similar manner. Finally, AFFO adjusts our Core FFO operating measu re to deduct cash spent on recurring tenant improvements and capital expenditures of a routine nature to present an adjusted measure of Core FFO. Core FFO and AFFO are non -GAAP and non-standardized measures and may be calculated differently by other peer companies. Herein, we define NOI as operating revenues (rental income, tenant recoveries and other revenue) less operating expenses (rea l estate taxes, repairs and maintenance, marketing and other property expenses), plus our share of NOI from equity investees. NOI excludes straight -line rents and amortization of tenant incentives, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, development-related marketing costs and Equity in earnings from Real Estate and Other Affiliates. W e use NOI to evaluate our operating performance on a property -by-property basis because NOI allows us to evaluate the impact that factors, which vary by property, such as lease structure, le ase rates and tenant bases, have on our operating results, gross margins and investment returns. We believe that NOI is a useful supplemental measure of the performance of our Operating Assets becau se it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs. While FFO, Core FFO, AFFO and NOI are relevant and widely used measures of operating performance of real estate companies, th ey do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating perfor mance. FFO, Core FFO, AFFO and NOI do not purport to be indicative of cash available to fund our future cash requirements. Further, our computations of FFO, Core FFO, AFFO and NOI may not be com parable to FFO, Core FFO, AFFO and NOI reported by other real estate companies. We have included a reconciliation of FFO, Core FFO and AFFO to GAAP net income in this presentation. Non -GAAP financial measures should not be considered independently, or as a substitute, for financial information presented in accordance with GAAP. Additional Information Our website address is www.howardhughes.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other publicly filed documents are available and may be accessed free of charge through the “Investors” section of our website under the SEC Filings subsection, as soon as re asonably practicable after those documents are filed with, or furnished to, the SEC. Also available through our Investors section of our website are beneficial ownership reports filed by our directors and executive officers on Forms 3, 4 and 5. 1 www.howardhughes.com Cautionary Statements

FINANCIAL OVERVIEW PORTFOLIO OVERVIEW PORTFOLIO PERFORMANCE DEBT & OTHER Company Profile (cont'd) 4 Portfolio Key Metrics 11 Stabilized Properties 13 Property-Level Debt 22 Financial Summary 5 Stabilized Properties (cont'd) 14 Ground Leases 23 Balance Sheet 6 Unstabilized Properties 15 Definitions 24 Statement of Operations 7 Under Construction Properties 16 Reconciliation of Non-GAAP 25 Income Reconciliation 8 Acquisitions / Dispositions 17 NOI by Region 9 MPC Land 18 Ward Village Condos 19 Other Assets 20 2www.howardhughes.com Company Profile3 MPC Portfolio10 Lease Expirations12 Debt Summary21 Table of Contents

Company Profile - Summary & Results

Company Overview - Q3-17

Exchange / Ticker	NYSE: HHC
Share Price - September 30, 2017	$ 117.93
Diluted Earnings / Share	$ 0.24
FFO / Diluted Share	$ 1.05
Core FFO / Diluted Share	$ 1.39
AFFO / Diluted Share	$ 1.29

Recent Company Highlights

LAS VEGAS--(BUSINESS WIRE)--Oct. 10, 2017-- The Howard Hughes Corporation® (NYSE: HHC) announced today its plans to develop and construct a baseball stadium in Downtown Summerlin® on approximately eight acres just south of City National Arena, the National Hockey League practice facility for the Vegas Golden Knights. The new stadium, to be named the Las Vegas Ballpark, will be the future home of the Las Vegas 51s, the city's professional baseball team. The team, a member of the Pacific Coast League (PCL) and a Triple-A affiliate of the New York Mets, is wholly owned by The Howard Hughes Corporation, which acquired full ownership interest earlier this year.

NEW YORK--(BUSINESS WIRE)--Oct. 10, 2017-- The Howard Hughes Corporation® (NYSE: HHC) announced today that ESPN will occupy approximately 19,000-square-feet of rentable space within its waterfront development at Pier 17, part of the company's revitalization of Seaport District NYC in Lower Manhattan. The long-term lease has been executed with ESPN's studio provider at the Seaport, NEP Imaging Group, LLC. In celebration of the announcement, Pier 17's façade was lit "ESPN red" yesterday evening, marking the first time the building has been fully illuminated. The grand opening of the Pier 17 rooftop is scheduled for summer 2018.

DALLAS--(BUSINESS WIRE)--Oct. 5, 2017-- The Howard Hughes Corporation® (NYSE:HHC) announced today that it has entered into a new employment agreement with President, Grant Herlitz, for a term of ten years through 2027. In addition, Mr. Herlitz completed the acquisition of 87,951 warrants with a strike price of $117.01 and a term of six years at fair market value by making a payment of $2.0 million to the company. The warrant cannot be sold or hedged for five years except in the event of a change in control, termination without cause or the separation of the executive from the company for good reason. Mr. Herlitz's agreement follows the recent announcement that the company finalized a 10-year employment agreement with Chief Executive Officer, David R. Weinreb. As part of that agreement, Mr. Weinreb invested an additional $50 million into the company in the form of warrants.

For more press releases, please visit www.howardhughes.com/press

Operating Portfolio by Region



UNLOCKING VALUE FROM WALL STREET TO WAIKIKI
SEAPORT DISTRICT NEW YORK
SUMMERLIN LAS VEGAS
DOWNTOWN COLUMBIA MARYLAND
WARD VILLAGE HAWAII
HOUSTON MPC's

Q3-17 MPC & Condominium Results

$ in millions



Summerlin 83%
Bridgeland 17%
Q3-17 MPC EBT
$40.5M

$ in millions



Ae`o 77%
Waiea -27%
Anaha 50%
Q3-17 Condo Gross Profit
$27.3M

Q3-17 MPC EBT	
Bridgeland	$7.0
Columbia	(0.3)
Summerlin	34.3
The Woodlands	(0.5)
Total	**$40.5**

Q3-17 Condo Gross Profit	
Waiea	($7.3)
Anaha	13.6
Ke Kilohana	-
Ae`o	21.0
Total	**$27.3**

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Company Profile - Summary & Results (cont'd)

Path to Projected Annual Stabilized NOI

Currently Under Construction

$ in millions


Hotel
3%
Retail
12%
Office
58%
Multifamily
27%
Projected
Stabilized
NOI
$44.2M

Retail & Office S.F.	1,144,600
Multifamily Units	996
Hotel Keys	66
Other Units	-
Projected Stabilized NOI	$44.2

Currently Unstabilized

$ in millions


Hotel
29%
Retail
33%
Other
2%
Multifamily
9%
Office
27%
Projected
Stabilized
NOI
$92.6M

Retail & Office S.F.	2,027,045
Multifamily Units	514
Hotel Keys	708
Other Units	1,438
Projected Stabilized NOI	$92.6

Currently Stabilized

$ in millions


Retail
29%
Multifamily
11%
Hotel
4%
Other
8%
Office
48%
Projected
Stabilized
NOI
$124.7M

Retail & Office S.F.	4,489,724
Multifamily Units	1,109
Hotel Keys	205
Other Units	-
Projected Stabilized NOI	$124.7

Total

$ in millions


Retail
27%
Hotel
13%
Other
5%
Multifamily
13%
Office
43%
Projected
Stabilized
NOI
$261.5M

Retail & Office S.F.	7,661,369
Multifamily Units	2,619
Hotel Keys	979
Other Units	1,438
Projected Stabilized NOI	$261.5

Q3-17 - Operating Results by Property Type

Currently Under Construction

$ in millions


Q3-17
Under Construction
NOI
$0.0M

Currently Unstabilized

$ in millions


Hotel
27%
Retail
44%
Office
17%
Multifamily
12%
Q3-17
Unstabilized
NOI
$11.7M

Currently Stabilized

$ in millions


Retail
34%
Multifamily
9%
Hotel
4%
Other
4%
Office
49%
Q3-17
Stabilized
NOI
$25.8M

Total

$ in millions


Retail
37%
Hotel
11%
Other
3%
Multifamily
10%
Office
39%
Q3-17
Total
NOI
$37.5M

Note: Path to Projected Annual Stabilized NOI charts exclude Seaport NOI until we have greater clarity with respect to the performance of our tenants, however the operating portion of Seaport is included in Q3 Operating Results by Property Type. See page 16 for Stabilized NOI Yield and other project information.

4 www.howardhughes.com

Howard Hughes. THE HOWARD HUGHES CORPORATION

Financial Summary

Company Profile	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q3 YTD 2017	Q3 YTD 2016
Share price[1]	$117.93	$122.84	$117.25	$114.10	$114.50	$117.93	$114.50
Market Capitalization[2]	$5.1b	$5.3b	$5.1b	$4.9b	$4.9b	$5.1b	$4.9b
Enterprise Value[3]	$7.5b	$7.7b	$7.3b	$6.9b	$7.1b	$7.5b	$7.1b
Weighted avg. shares - basic	42,845	40,373	39,799	39,492	39,502	40,860	39,489
Weighted avg. shares - diluted	43,267	43,051	42,757	42,753	42,760	43,098	42,719
Total diluted share equivalents outstanding[1]	43,380	43,401	43,194	42,973	43,030	43,380	43,030
Earnings Profile							
Operating Segment Income							
Revenues	$77,878	$79,848	$79,856	$76,000	$71,240	$237,582	$207,057
Expenses	($41,554)	($42,198)	($39,265)	($38,340)	($39,918)	($123,019)	($113,311)
Company's Share of Equity Method Investments NOI and Cost Basis Invesment	$1,186	$1,385	$4,129	$888	$569	$6,700	$6,797
Net Operating Income[4]	$37,510	$39,035	$44,720	$38,548	$31,891	$121,263	$100,543
Avg. NOI margin	48%	49%	56%	51%	45%	51%	49%
MPC Segment Earnings							
Total revenues	$64,929	$78,076	$68,706	$77,902	$52,762	$211,711	$175,403
Total expenses[5]	($37,299)	($40,762)	($35,357)	($41,592)	($32,178)	($113,418)	($96,818)
Interest income, net[6]	$6,355	$5,990	$5,557	$5,468	$5,253	$17,902	$15,617
Equity in earnings in Real Estate and Other Affiliates	$6,480	$9,792	$5,280	$20,928	$13,700	$21,552	$22,574
MPC Segment EBT[6]	$40,465	$53,096	$44,186	$62,706	$39,537	$137,747	$116,776
Condo Gross Profit							
Revenues[7]	$113,852	$148,211	$80,145	$123,021	$115,407	$342,208	$362,613
Expenses[7]	($86,531)	($106,195)	($60,483)	($81,566)	($83,218)	($253,209)	($237,759)
Condo Net Income	$27,321	$42,016	$19,662	$41,455	$32,189	$88,999	$124,854
Debt Summary							
Total debt payable[8]	$3,014,280	$3,023,122	$2,771,492	$2,708,460	$2,865,456	$3,014,280	$2,865,456
Fixed rate	$1,508,746	$1,514,192	$1,324,634	$1,184,141	$1,152,897	$1,508,746	$1,152,897
Weighted avg. rate - fixed	4.99%	5.06%	4.94%	5.89%	5.99%	4.99%	5.99%
Variable rate	$1,310,265	$1,324,125	$1,309,169	$1,363,472	$1,425,276	$1,310,265	$1,425,276
Weighted avg. rate - variable	3.67%	3.64%	3.45%	3.33%	3.08%	3.67%	3.08%
Short term condominium financing	$195,269	$184,805	$137,689	$160,847	$287,283	$195,269	$287,283
Weighted avg. rate - short term condominium financing	7.98%	7.92%	7.68%	7.47%	7.28%	7.98%	7.28%
Leverage ratio (debt to enterprise value)	39.90%	39.10%	38.04%	38.95%	39.92%	39.90%	40.00%

(1) Presented as of period end date
(2) Market capitalization = Closing share price at of the last trading day of the respective period times total diluted share equivalents outstanding as of the date presented.
(3) Enterprise Value = (Market capitalization+ book value of debt + noncontrolling interest) - cash and equivalents.
(4) Net Operating Income = Operating Assets NOI excluding properties sold or in redevelopment + Company's Share of Equity Method Investments NOI and the annual Distribution from our Cost Basis Investment.
(5) Expenses include both actual and estimated future costs of sales allocated on a relative sales value to land parcels sold, including MPC-level G&A and real estate taxes on remaining residential and commercial land.
(6) MPC Segment EBT (Earnings before tax, as discussed in our GAAP financial statements), includes negative interest expense relating to capitalized interest for the segment relating to debt held in other segments and at corporate.
(7) Revenues represent "Condominium rights and unit sales" and expenses represent "Condominium rights and unit cost of sales" as stated in our GAAP financial statements, based on the percentage of completion method ("POC").
(8) Represents Total mortgages, notes, and loans payable, as stated in our GAAP financial statements, excluding unamortized deferred financing costs and bond issuance costs.

5 www.howardhughes.com

Balance Sheet

(In thousands)	Q3 2017	Q3 2016	FY 2016	FY 2015
ASSETS				
Investment in real estate:	Unaudited	Unaudited		
Master Planned Community assets	$ 1,667,496	$ 1,660,523	$ 1,669,561	$ 1,642,842
Buildings and equipment	2,155,071	1,900,172	2,027,363	1,772,401
Less: accumulated depreciation	(303,887)	(242,034)	(245,814)	(232,969)
Land	314,383	314,400	320,936	322,462
Developments	1,124,079	976,209	961,980	1,036,927
Net property and equipment	4,957,142	4,609,270	4,734,026	4,541,663
Investment in Real Estate and Other Affiliates	89,155	78,890	76,376	57,811
Net investment in real estate	5,046,297	4,688,160	4,810,402	4,599,474
Cash and cash equivalents	601,934	653,041	665,510	445,301
Accounts receivable, net	9,654	38,310	10,038	11,626
Municipal Utility District receivables, net	193,100	171,691	150,385	139,946
Deferred expenses, net	76,692	64,053	64,531	61,804
Prepaid expenses and other assets, net	796,019	820,240	666,516	463,431
Property held for sale	—	34,888	—	—
Total Assets	**$ 6,723,696**	**$ 6,470,383**	**$ 6,367,382**	**$ 5,721,582**
LIABILITIES AND EQUITY				
Liabilities				
Mortgages, notes and loans payable	$ 2,993,448	$ 2,847,002	$ 2,690,747	$ 2,443,962
Deferred tax liabilities	237,013	156,882	200,945	89,221
Warrant liabilities	—	329,390	332,170	307,760
Uncertain tax position liability	—	19,987	—	1,396
Accounts payable and accrued expenses	462,853	603,237	572,010	515,354
Total Liabilities	**$ 3,693,314**	**$ 3,956,498**	**$ 3,795,872**	**$ 3,357,693**
Equity				
Preferred stock: $.01 par value; 50,000,000 shares authorized, none issued	$ —	$ —	$ —	$ —
Common stock: $.01 par value; 150,000,000 shares authorized	432	398	398	398
Additional paid-in capital	3,295,587	2,856,335	2,853,269	2,847,823
Accumulated deficit	(258,629)	(321,507)	(277,912)	(480,215)
Accumulated other comprehensive loss	(9,017)	(23,818)	(6,786)	(7,889)
Treasury stock, at cost, 16,382 shares as of September 30, 2017 and 12,061 shares as of December 31, 2016	(1,763)	(1,295)	(1,231)	—
Total stockholders' equity	3,026,610	2,510,113	2,567,738	2,360,117
Noncontrolling interests	3,772	3,772	3,772	3,772
Total Equity	**$ 3,030,382**	**$ 2,513,885**	**$ 2,571,510**	**$ 2,363,889**
Total Liabilities and Equity	**$ 6,723,696**	**$ 6,470,383**	**$ 6,367,382**	**$ 5,721,582**
Share Count Details (in thousands)				
Shares outstanding at end of period	43,207	39,839	39,790	39,715
Dilutive effect of stock options[1]	171	299	289	316
Dilutive effect of warrants[2]	2	2,892	2,894	2,873
Total Diluted Share Equivalents Outstanding	**43,380**	**43,030**	**42,973**	**42,904**

(1) Stock options assume net share settlement calculated for the year-to-date period presented.

(2) Warrants assume net share settlement and incremental shares for dilution calculated as of the date presented.

6 www.howardhughes.com

Howard Hughes
Comparative Statement of Operations: Total Portfolio

(In thousands)	Q3 2017	Q3 2016	YTD Q3 2017	YTD Q3 2016
Revenues:	Unaudited	Unaudited	Unaudited	Unaudited
Condominium rights and unit sales	$ 113,852	$ 115,407	$ 342,208	$ 362,613
Master Planned Community land sales	54,906	44,128	177,531	147,168
Minimum rents	44,654	44,910	136,053	128,255
Tenant recoveries	11,586	11,657	34,627	33,108
Hospitality revenues	17,776	14,088	57,190	46,126
Builder price participation	5,472	4,483	14,613	15,631
Other land revenues	4,561	4,053	19,606	12,225
Other rental and property revenues	5,929	3,538	17,309	11,335
Total revenues	**$ 258,736**	**$ 242,264**	**$ 799,137**	**$ 756,461**
Expenses:				
Condominium rights and unit cost of sales	86,531	83,218	253,209	237,759
Master Planned Community cost of sales	29,043	21,432	88,288	66,128
Master Planned Community operations	8,180	10,674	24,881	30,454
Other property operating costs	21,354	16,535	60,153	47,513
Rental property real estate taxes	7,678	7,033	21,765	21,110
Rental property maintenance costs	3,380	3,332	10,016	9,217
Hospitality operating costs	13,525	12,662	41,534	37,379
Provision for doubtful accounts	448	1,940	1,728	4,629
Demolition costs	175	256	303	1,218
Development-related marketing costs	5,866	4,716	14,787	15,586
General and administrative	22,362	21,128	63,423	61,505
Depreciation and amortization	35,899	23,322	96,193	71,246
Total expenses	**$ 234,441**	**$ 206,248**	**$ 676,280**	**$ 603,744**
Operating income before other items	**$ 24,295**	**$ 36,016**	**$ 122,857**	**$ 152,717**
Other:				
Provision for impairment	—	(35,734)	—	(35,734)
Gains on sales of properties	237	70	32,452	140,549
Other (loss) income, net	(160)	432	750	9,858
Total other	**$ 77**	**$ (35,232)**	**$ 33,202**	**$ 114,673**
Operating Income	**$ 24,372**	**$ 784**	**$ 156,059**	**$ 267,390**
Interest income	1,764	196	3,171	900
Interest expense	(17,241)	(16,102)	(49,547)	(48,628)
Loss on redemption of senior notes due 2021	—	—	(46,410)	—
Warrant liability loss	—	(7,300)	(43,443)	(21,630)
Gain on acquisition of joint venture partner's interest	—	27,087	5,490	27,087
Equity in earnings from Real Estate and Other Affiliates	7,467	13,493	25,821	35,700
Income before taxes	16,362	18,158	51,141	260,819
Provision for income taxes	(5,846)	(10,162)	(31,846)	(102,088)
Net income	10,516	7,996	19,295	158,731
Net income attributable to noncontrolling interests	(12)	(23)	(12)	(23)
Net income attributable to common stockholders	**$ 10,504**	**$ 7,973**	**$ 19,283**	**$ 158,708**
Basic income per share	**$ 0.25**	**$ 0.20**	**$ 0.47**	**$ 4.02**
Diluted income per share	**$ 0.24**	**$ 0.19**	**$ 0.45**	**$ 3.72**

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Howard Hughes
THE HOWARD HUGHES CORPORATION
Reconciliation of Net Income to FFO, Core FFO and AFFO

(In thousands)	Q3 2017	Q3 2016	YTD Q3 2017	YTD Q3 2016
RECONCILIATION OF NET INCOME TO FFO				
Net income attributable to common shareholders	$ 10,504	$ 7,973	$ 19,283	$ 158,708
Add:				
Segment real estate related depreciation and amortization	33,979	21,463	90,342	66,760
Gains on sales of properties	(237)	(70)	(32,452)	(140,549)
Income tax expense (benefit) adjustments - deferred				
Gains on sales of properties	83	26	12,164	52,732
Impairment of depreciable real estate properties	—	35,734	—	35,734
Reconciling items related to noncontrolling interests	12	23	12	23
Our share of the above reconciling items included in earnings from unconsolidated joint ventures	963	589	2,896	3,442
FFO	$ 45,304	$ 65,738	$ 92,245	$ 176,850
Adjustments to arrive at Core FFO:				
Acquisition expenses	$ —	$ 526	$ 32	$ 526
Loss on redemption of senior notes due 2021	—	—	46,410	—
Gain on acquisition of joint venture partner's interest	—	(27,087)	(5,490)	(27,087)
Warrant loss	—	7,300	43,443	21,630
Severance expenses	361	2	2,449	200
Non-real estate related depreciation and amortization	1,920	1,859	5,851	4,486
Straight-line amortization	(2,257)	(3,045)	(6,903)	(11,943)
Deferred income tax expense (benefit)	6,897	9,698	19,280	42,920
Non-cash fair value adjustments related to hedging instruments	68	356	399	1,099
Share based compensation	1,663	2,238	5,352	6,755
Other non-recurring expenses (development related marketing and demolition costs)	6,041	4,972	15,090	16,804
Our share of the above reconciling items included in earnings from unconsolidated joint ventures	132	366	423	471
Core FFO	$ 60,129	$ 62,923	$ 218,581	$ 232,711
Adjustments to arrive at AFFO:				
Tenant and capital improvements	$ (3,541)	$ (4,602)	$ (10,156)	$ (9,343)
Leasing Commissions	(738)	(1,082)	(2,027)	(1,717)
AFFO	$ 55,850	$ 57,239	$ 206,398	$ 221,651
FFO per diluted share value	**$ 1.05**	**$ 1.54**	**$ 2.14**	**$ 4.14**
Core FFO per diluted share value	**$ 1.39**	**$ 1.47**	**$ 5.07**	**$ 5.45**
AFFO per diluted share value	**$ 1.29**	**$ 1.34**	**$ 4.79**	**$ 5.19**

8 www.howardhughes.com

NOI by Region

Dollars in thousands

Property	% Ownership (a)	Total SF / Units	3Q17 SF/Units Occupied	3Q17 SF/Units Leased	3Q17 % Occupied	3Q17 % Leased	3Q17 Annualized NOI (b)	Stabilized NOI (c)	Time to Stabilize (Years)
Stabilized Properties									
Office - Houston	100%	1,484,906	1,425,460	1,433,360	96%	97%	$38,272	$39,605	NA
Office - Columbia	100%	1,087,523	969,506	975,216	89%	90%	$13,372	$14,761	NA
Office - Other (d)	100%	226,000	226,000	226,000	100%	100%	($333)	$6,100	NA
Retail - Houston	100%	233,362	225,635	230,083	97%	99%	$7,992	$7,195	NA
Retail - Columbia	100%	89,199	89,199	89,199	100%	100%	$1,440	$2,200	NA
Retail - Hawaii	100%	1,027,316	956,105	962,317	93%	94%	$19,384	$19,460	NA
Retail - Other	100%	341,418	325,386	335,355	95%	98%	$6,521	$7,200	NA
Multi-Family - Houston	100%	707	674	695	95%	98%	$5,907	$9,100	NA
Multi-Family - Columbia	50%	380	340	353	89%	93%	$2,869	$3,500	NA
Multi-Family - New York	100%	22	21	21	95%	95%	$419	$600	NA
Hospitality - Houston	100%	205	169	NA	82%	NA	$4,251	$4,500	NA
Other Assets (e)	NA	NA	NA	NA	NA	NA	$10,506	$10,506	NA
Total Stabilized Properties (f)							**$110,599**	**$124,727**	**NA**
Unstabilized Properties									
Office - Houston	100%	652,569	321,117	370,131	49%	57%	$3,222	$14,500	3.0
Office - Columbia	100%	207,254	98,412	130,049	47%	63%	$1,133	$5,100	3.0
Office - Summerlin	100%	206,279	160,871	191,449	78%	93%	$3,476	$5,700	1.0
Retail - Houston (g)	100%	158,135	113,831	127,592	72%	81%	$2,461	$3,797	0.5
Retail - Summerlin	100%	802,808	666,821	760,911	83%	95%	$17,396	$26,300	1.0
Multi-Family - Houston	100%	390	364	374	93%	96%	$4,647	$7,500	1.0
Multi-Family - Summerlin	50%	124	109	118	88%	95%	$992	$1,100	1.0
Hospitality - Houston	100%	708	438		62%	NA	$12,750	$27,000	3.0
Self Storage - Houston	100%	1,438	335	335	23%	23%	$8	$1,600	2.0
Total Unstabilized Properties							**$46,084**	**$92,597**	**2.3**
Under Construction Properties									
Office - Houston	100%	203,000	-	203,000	NA	100%	NA	$5,100	2.0
Office - Columbia	100%	450,000	-	72,523	NA	16%	NA	$12,800	5.4
Office - Summerlin	100%	325,000	-	196,000	NA	60%	NA	$7,600	2.5
Retail - Houston	100%	60,300	-	35,000	NA	58%	NA	$1,668	3.0
Retail - Hawaii	100%	106,300	-	88,400	NA	83%	NA	$3,790	2.3
Multi-Family - Houston	100%	292	-	-	NA	0%	NA	$3,500	2.0
Multi-Family - Columbia	50%	437	-	25	NA	6%	NA	$4,000	2.0
Multi-Family - Summerlin	100%	267	-	-	NA	0%	NA	$4,400	3.0
Hospitality - New York	35%	66	-	-	NA	0%	NA	$1,300	1.0
Total Under Construction Properties							**NA**	**$44,158**	**3.1**
Total/ Wtd. Avg for Portfolio							**$156,683**	**$261,483**	**2.8**

Notes

(a) Includes our share of NOI for our joint ventures.

(b) Annualized 3Q17 NOI includes distribution received from cost method investment in 1Q17. For purposes of this calculation, this one time annual distribution is not annualized.

(c) Table above excludes Seaport NOI until we have greater clarity with respect to the performance of our tenants. See page 16 for Stabilized NOI Yield and other project information.

(d) Represents NOI at 110 N. Wacker for 3Q17 and is not shown annualized. The 3Q17 operating loss is the result of terminating the existing lease with our current tenant to begin re-development in early 2018.

(e) Other assets are primarily made up of Kewalo Basin, Summerlin Baseball and Summerlin Hockey ground lease, and our share of other equity method investments not included in other categories.

(f) For Stabilized Properties, the difference between 3Q17 NOI and Stabilized NOI is attributable to a number of factors which may include timing, free rent or other temporary abatements, tenant turnover and market factors.

(g) Retail - Houston is inclusive of retail in The Woodlands and Bridgeland.

9 www.howardhughes.com

Commercial 19% Commercial 37% Master Planned Communities - ReRmeaminianigniSnagleSaable AbclreesA(car)es Commercial 100% Residential 63% Residential 81% Stabilized 8% InIcnocmoemPer-oPdruocdinugciAnsgsAetsss-ets Stabilized & Unstabilized Stabilized 49% Unstabilized 50% Stabilized 50% Unstabilized 51% Unstabilized 92% ($ in thousands) MPC Performance - 3Q17 & 3Q16 MPC Net Contribution (3Q17) (b) MPC Net Contribution (3Q16) (b) Operating Asset Performance - 2017 & Future Annualized 3Q17 In-Place NOI Est. Stabilized NOI (Future) Wtd. Avg. Time to Stab. (yrs.) Note (a) Commercial acres may be developed internally or sold. (b) Reconciliation from GAAP MPC segment earnings before tax (EBT) measure to MPC Net Contribution for the three months ended September 30, 2017 is found on Reconciliation of Non-GAAP Measures on page 25. (c) Total excludes NOI from non-core operating assets, and NOI from core assets within Hawaii and New York as these regions are not defined as master planned communities. 10 www.howardhughes.com $130,525 $222,866 — $19,556 $43,104 3.5 $84,949 $130,506 2.2 $26,020 $49,256 1.8 $18,975 $18,062 ($314) ($298) ($11,440) ($1,984) $30,726 $20,344 Total (c) Maryland Texas Nevada MPC Portfolio

Howard Hughes

Portfolio Key Metrics

	MPC Regions						Non-MPC Regions			
	Woodlands Houston, TX	Woodlands Hills Houston, TX	Bridgeland Houston, TX	Summerlin Las Vegas, NV	Columbia Columbia, MD	Total MPC Regions	Hawaii Honolulu, HI	Seaport New York, NY	Other	Total Non-MPC
Operating - Stabilized Properties										
Office s.f.	1,484,906	-	-	-	1,087,523	2,572,429	-	-	226,000	226,000
Retail s.f.	233,362	-	-	-	89,199	322,561	1,027,316	-	341,418	1,368,734
Multifamily units	707	-	-	-	380	1,087	-	22	-	22
Hotel Rooms	205	-	-	-	-	205	-	-	-	-
Self Storage	-	-	-	-	-	-	-	-	-	-
Operating - Unstabilized Properties										
Office s.f.	652,569	-	-	206,279	207,254	1,066,102	-	-	-	-
Retail s.f. (a)	74,669	-	83,466	802,808	-	960,943	-	-	-	-
Multifamily units	390	-	-	124	-	514	-	-	-	-
Hotel rooms	708	-	-	-	-	708	-	-	-	-
Self Storage	1,438	-	-	-	-	1,438	-	-	-	-
Operating - Under Construction Properties										
Office s.f.	203,000	-	-	325,000	450,000	978,000	-	-	-	-
Retail s.f. (b)	60,300	-	-	-	-	60,300	106,300	-	-	106,300
Multifamily units	292	-	-	267	437	996	-	-	-	-
Hotel rooms	-	-	-	-	-	-	-	66	-	66
Self Storage	-	-	-	-	-	-	-	-	-	-
Residential Land										
Total gross acreage/condos (c)	28,475 ac.	2,055 ac.	11,400 ac.	22,500 ac.	16,450 ac.	80,880 ac.	1,381	n.a.	n.a.	1,381
Current Residents (c)	115,000	-	8,300	107,000	112,000	342,300	n.a.	n.a.	n.a.	-
Remaining saleable acres/condos	257	1,439	2,432	3,550	n.a.	7,678	153	n.a.	n.a.	153
Estimated price per acre (d)	$560	$207	$372	$577	n.a.		n.a.	n.a.	n.a.	-
Commercial Land										
Total acreage remaining	743	171	1,530	826	107	3,377	n.a.	n.a.	n.a.	-
Estimated price per acre (e)	$957	$552	$394	$759	$316		n.a.	n.a.	n.a.	

Notes

Portfolio Key Metrics herein include square feet, units and rooms included in joint venture projects. Sq. ft. and units are not shown at share.

(a) Retail s.f. within the Summerlin region excludes 381,767 sq. ft. of anchors.

(b) Retail s.f. within New York region excludes Pier 17 and Uplands, pending final plans for this project.

(c) Acreage and current residents shown as of December 31, 2016.

(d) Residential pricing: average 2016 acreage pricing for Bridgeland, Summerlin and The Woodlands. Summerlin avarage pricing excludes the sale of approximately 117 acres to Pulte with an atypical economic structure. Pro forma acreage pricing for The Woodlands Hills.

(e) Commercial pricing: estimate of current value based upon recent sales, third party appraisals and third party MPC experts. The Woodlands Hills commercial is valued at cost.

11 www.howardhughes.com

Office and Retail Lease Expirations Total Office and Retail Portfolio as of September 30, 2017 30% 25% Years 20% 15% 10% 5% 0% Office Expirations Retail Expirations Wtd. Avg. Wtd. Avg. Annualized Cash Rent Per Leased Sq. Ft. Annualized Cash Rent Per Leased Sq. Ft. Annualized Cash Rent ($ in thousands) Percentage of Annualized Cash Rent Annualized Cash Rent ($ in thousands) Percentage of Annualized Cash Rent Expiration Year 2017(1) 2018 2019 2020 2021 2022 2023 2024 2025 2026 Thereafter $3,004 3,897 7,455 8,294 5,189 7,568 10,940 10,537 9,599 947 12,217 3.77% 4.89% 9.36% 10.41% 6.51% 9.50% 13.74% 13.23% 12.05% 1.19% 15.34% $3,868 8,543 5,362 6,578 6,632 5,365 6,872 4,643 25,391 5,580 20,762 3.88% 8.58% 5.38% 6.60% 6.66% 5.39% 6.90% 4.66% 25.49% 5.60% 20.85% $34.56 23.46 28.18 27.58 32.90 10.54 29.25 24.52 33.78 35.99 29.98 $29.41 39.59 34.35 49.21 27.81 48.09 37.01 35.59 54.70 38.09 24.35 $79,647 100.00% $99,596 100.00% Total (1) Represents remaining lease expirations in 2017. % of Annualized Cash Rent Expiring 12www.howardhughes.com Weighte D.C. - 7 d Avg. Years Lease Term N.Y. - 12 Blended - 10 y ears Office Retail 2017 Office Retail 2018 Office Retail 2019 Office Retail 2020 Office Retail 2021 Office Retail 2022 Office Retail 2023 Office Retail 2024 Office Retail 2025 Office Retail 2026 Office Retail 2027+ HoustonLas VegasColumbiaHawaiiOther Office Retail Lease Expirations

Howard Hughes. THE HOWARD HUGHES CORPORATION
Stabilized Properties

Dollars in thousands

Property	Location	% Ownership	Rentable Sq. Ft. / Units	3Q17 % Occ.	3Q17 % Leased	Annualized 3Q17 NOI	Annualized Est. Stab. NOI
Office							
One Hughes Landing	Houston, TX	100%	197,719	100%	100%	$6,240	$6,240
Two Hughes Landing	Houston, TX	100%	197,714	96%	96%	5,621	6,000
1735 Hughes Landing Boulevard	Houston, TX	100%	318,170	100%	100%	7,696	7,696
2201 Lake Woodlands	Houston, TX	100%	24,119	100%	100%	3	NA
9303 New Trails	Houston, TX	100%	97,967	58%	58%	843	1,800
3831 Technology Forest	Houston, TX	100%	95,078	100%	100%	2,251	2,251
3 Waterway Square	Houston, TX	100%	232,021	100%	100%	6,900	6,900
4 Waterway Square	Houston, TX	100%	218,551	100%	100%	6,856	6,856
1400 Woodloch Forest	Houston, TX	100%	95,667	97%	97%	1,890	1,890
10-70 Columbia Corporate Center	Columbia, MD	100%	888,307	91%	92%	10,706	12,400
Columbia Office Properties	Columbia, MD	100%	101,545	61%	61%	805	500
One Mall North	Columbia, MD	100%	97,671	100%	100%	1,861	1,861
110 N. Wacker	Chicago, IL	100%	226,000	100%	100%	(333)	6,100
2000 Woodlands Parkway (a)	Houston, TX	100%	7,900	0%	100%	(28)	(28)
Total Office			**2,798,429**			**$51,311**	**$60,466**
Retail							
Hughes Landing Retail	Houston, TX	100%	126,131	99%	99%	$4,104	$4,104
1701 Lake Robbins	Houston, TX	100%	12,376	64%	100%	261	400
20/25 Waterway Avenue	Houston, TX	100%	50,062	100%	100%	1,891	1,891
Waterway Garage Retail	Houston, TX	100%	21,513	100%	100%	761	800
One Lakes Edge Retail	Houston, TX	100%	23,280	93%	93%	975	NA
Columbia Regional	Columbia, MD	100%	89,199	100%	100%	1,440	2,200
Ward Village Retail	Honolulu, HI	100%	1,027,316	84%	84%	19,384	19,460
Cottonwood Square	Salt Lake City, UT	100%	77,080	93%	96%	660	700
Outlet Collection at Riverwalk	New Orleans, LA	100%	264,338	96%	99%	5,861	6,500
Total Retail			**1,691,295**			**$35,337**	**$36,055**

Notes

(a) Lease was signed in Q2 2017 and tenant will occupy the space in November 2017.

13 www.howardhughes.com

Dollars in thousands Residential 100% 393 95% 97% 2,649 4,600 Millennium Waterway Apartments Houston, TX 50% 380 89% 93% 2,867 3,500 The Metropolitan Columbia, MD Total Residential 1,109 $9,194 $13,200 Hotel Total Hotel 205 $4,251 $4,500 Other 100% NA NA NA 1,637 1,637 Woodlands Ground Leases Houston, TX Lease NA NA NA 215 215 Kewalo Basin Harbor Honolulu, HI 100% NA NA NA 358 358 Clark County LV Stadium Las Vegas, NV Total Other NA NA NA $10,506 $10,506 Total Stabilized $110,599 $124,727 14www.howardhughes.com Other AssetsVarious100%NANANA1,7041,704 Hockey Ground LeaseLas Vegas, NV100%NANANA483483 Summerlin Hospital DistributionLas Vegas, NV100%NANANA3,3823,382 Sarofim Equity InvestmentHouston, TX20%NANANA$2,727$2,727 Embassy Suites at Hughes LandingHouston, TX100%20582%NA$4,251$4,500 85 South StreetNew York, NY100%2295%95%419600 Millennium Six Pines ApartmentsHouston, TX100%31496%100%$3,259$4,500 3Q17 % Leased 3Q17 % Occ. Rentable Sq. Ft. / Units % Ownership Location Property Annualized Est. Stab. NOI Annualized 3Q17 NOI Stabilized Properties (cont'd)

Howard Hughes
THE HOWARD HUGHES CORPORATION
Unstabilized Properties

Dollars in thousands

Project Name	Location	% Ownership	Rentable Sq. Ft. / Units	3Q17 % Occ. (a)	3Q17 % Leased (a)	Develop. Costs Incurred	Est. Total Cost (Excl. Land)	Annualized 3Q17 NOI	Annualized Est. Stab. NOI (b)	Est. Stab. Date
Office										
Three Hughes Landing	Houston, TX	100%	320,815	31%	44%	$64,792	$90,162	($524)	$7,600	2020
1725 Hughes Landing	Houston, TX	100%	331,754	67%	69%	53,994	74,994	3,746	6,900	2020
One Merriweather	Columbia, MD	100%	207,254	48%	63%	66,339	78,187	1,133	5,100	2020
One Summerlin (c)	Las Vegas, NV	100%	206,279	78%	93%	—	—	3,476	5,700	2018
Total Office			**1,066,102**			**$185,125**	**$243,343**	**$7,831**	**$25,300**	
Retail										
Creekside Village Green	Houston, TX	100%	74,669	86%	91%	$15,779	$15,779	$1,848	$2,097	2017
Lakeland Village Center	Houston, TX	100%	83,466	60%	72%	13,278	16,274	613	1,700	2018
Downtown Summerlin (c)	Las Vegas, NV	100%	802,808	83%	95%	419,354	421,304	17,396	26,300	2018
Total Retail			**960,943**			**$448,411**	**$453,357**	**$19,857**	**$30,097**	
Residential										
One Lakes Edge	Houston, TX	100%	390	93%	96%	$81,729	$81,729	$4,647	$7,500	2018
Constellation	Las Vegas, NV	50%	124	88%	95%	20,760	20,760	992	1,100	2018
Total Residential			**514**			**$102,489**	**$102,489**	**$5,639**	**$8,600**	
Hotel										
The Woodlands Resort & Conference Center	Houston, TX	100%	406	55%	NA	$72,360	$72,360	$7,313	$16,500	2020
The Westin at The Woodlands	Houston, TX	100%	302	71%	NA	91,602	97,224	5,436	10,500	2020
Total Hotel			**708**			**$163,962**	**$169,584**	**$12,749**	**$27,000**	
Other										
HHC 242 Self-Storage	Houston, TX	100%	654	26%	26%	$8,074	$8,607	$57	$800	2020
HHC 2978 Self-Storage	Houston, TX	100%	784	21%	21%	7,688	8,476	(49)	800	2020
Total Other			**1,438**			**$15,762**	**$17,083**	**$8**	**$1,600**	
Total Unstabilized						**$915,749**	**$985,856**	**$46,084**	**$92,597**	

Notes

(a) With the exception of Hotel properties, Percentage Occupied and Percentage Leased are as of September 30, 2017. Each Hotel property Percentage Occupied is the average for Q3 2017.

(b) Company estimates of stabilized NOI are based on current leasing velocity, excluding inflation and organic growth.

(c) One Summerlin development costs are combined with Downtown Summerlin.

15 www.howardhughes.com

Howard Hughes
THE HOWARD HUGHES CORPORATION
Under Construction Properties

Dollars in thousands, except per sq. ft. and unit amounts

Owned & Managed

Project Name	City, State	% Ownership	Est. Rentable Sq. Ft.	Percent Pre-Leased[1]	Project Status	Const. Start Date	Est. Stabilized Date[2]	Develop. Costs Incurred	Est. Total Cost (Excl. Land)	Est. Stabilized NOI	Stabilized NOI Yield
Office											
100 Fellowship Dr	Houston, TX	100%	203,000	100%	Under construction	Q2 2017	Q4 2019	$7,279	$63,278	$5,062	8%
Two Merriweather	Columbia, MD	100%	130,000	58%	Under construction	Q3 2016	Q2 2020	21,105	40,941	3,685	9%
Aristocrat	Las Vegas, NV	100%	180,000	100%	Under construction	Q2 2017	Q1 2019	3,575	46,661	4,071	9%
Two Summerlin	Las Vegas, NV	100%	145,000	11%	Under construction	Q2 2017	2020	4,010	49,320	3,500	7%
Three Merriweather	Columbia, MD	100%	320,000	50%	Pending Construction	Q1 2018	2023	1,806	138,200	9,200	7%
Total Office			**978,000**					**$37,775**	**$338,400**	**$25,518**	
Retail											
Seaport - Uplands / Pier 17[3]	New York, NY	100%	446,773	53%	Under construction	Q4 2013	Q1 2021	$427,271	$731,000	$43,000 - $58,000	6% - 8%
Lake Woodlands Crossing	Houston, TX	100%	60,300	58%	Pending Construction	Q4 2017	Q4 2020	248	15,381	1,700	11%
Total Retail			**507,073**					**$427,519**	**$746,381**	**$44,700 - $59,700**	

Project Name	City, State	% Ownership	Est. Number of Units	Monthly Est. Rent Per Unit	Project Status	Const. Start Date	Est. Stabilized Date[2]	Develop. Costs Incurred	Est. Total Cost (Excl. Land)	Est. Stabilized NOI	Stabilized NOI Yield
Multifamily											
Creekside Apartments	Houston, TX	100%	292	$1,538	Under construction	Q1 2017	Q4 2019	$10,785	$42,111	$3,499	8%
m.flats/Ten.M Building[4]	Columbia, MD	50%	437	$1,982	Under construction	Q1 2016	Q3 2019	90,038	109,345	8,100	7%
Downtown Summerlin Apartments	Las Vegas, NV	100%	267	$1,928	Pending Construction	Q4 2017	Q3 2020	1,283	59,276	4,400	7%
Total Multifamily			**996**					**$102,106**	**$210,732**	**$15,999**	
Total Under Construction								**$567,400**	**$1,295,513**	**$86,217 - $101,217**	

(1) With the exception of Two Summerlin and Three Merriweather, represents leases signed as of September 30, 2017 and is calculated as the total leased square feet divided by total leasable square feet, expressed as a percentage.

(2) Represents management's estimate of the first quarter of operations in which the asset may be stabilized.

(3) Seaport - Uplands / Pier 17 Estimated Rentable sq. ft. and costs are inclusive of the Tin Building, the status of which is still pending. Develop. Costs Incurred and Est. Total Costs are shown net of insurance proceeds of approximately $55 million.

(4) Total Develop. Costs Incurred, Est. Total Cost, and Est. Stabilized NOI shown gross, not at share.

16 www.howardhughes.com

Acquisition / Disposition Activity

In thousands, except rentable sq. ft. and acres

3Q 2017 Acquisitions

Date Acquired	Property	Type of Ownership	% Ownership	Location	Rentable Sq. Ft./ Acres	Acquisition Price

No acquisition activity in 3Q17

3Q 2017 Dispositions

Date Sold	Property	Type of Ownership	% Ownership	Location	Rentable Sq. Ft./ Acres	Sale Price
8/15/2017	Lakemoor (Volo) Land	NA	100%	Lakemoor, IL	40.0	$600

17 www.howardhughes.com

Howard Hughes
Master Planned Community Land

Dollars in thousands	Woodlands 3Q 2017	Woodlands 3Q 2016	Woodlands Hills 3Q 2017	Woodlands Hills 3Q 2016	Bridgeland 3Q 2017	Bridgeland 3Q 2016	Summerlin 3Q 2017	Summerlin 3Q 2016	Maryland 3Q 2017	Maryland 3Q 2016	Total 3Q 2017	Total 3Q 2016
Revenues:												
Residential land sale revenues	$7,493	$10,582	$0	$0	$6,458	$4,687	$38,521	$26,181	$0	$0	$52,472	$41,450
Commercial land sale revenues	-	-	-	-	2,234	2,523	199	155	-	-	2,433	2,678
Builder price participation	125	102	-	-	49	160	5,298	4,221	-	-	5,472	4,483
Other land sale revenues	1,738	1,553	7	2	162	96	2,231	2,087	413	413	4,551	4,151
Total revenues	**$9,356**	**$12,237**	**$7**	**$2**	**$8,904**	**$7,466**	**$46,249**	**$32,644**	**$413**	**$413**	**$64,929**	**$52,762**
Expenses:												
Cost of sales - residential land	($3,722)	($5,619)	$0	$0	($2,187)	($1,524)	($22,373)	($13,489)	$0	$0	($28,282)	($20,632)
Cost of sales - commercial land	-	-	-	-	(647)	(731)	(113)	(69)	-	-	(760)	(800)
Real estate taxes	(1,493)	(1,194)	(24)	(23)	(582)	(411)	1,671 (d)	(629)	(154)	(160)	(582)	(2,417)
Land sales operations	(3,366)	(4,199)	(239)	(87)	(1,203)	(1,373)	(2,241)	(2,115)	(549)	(483)	(7,598)	(8,257)
Depreciation and amortization	(30)	(30)	-	-	(19)	(23)	(24)	(16)	(1)	(3)	(74)	(72)
Total Expenses	**($8,612)**	**($11,042)**	**($263)**	**($110)**	**($4,638)**	**($4,062)**	**($23,080)**	**($16,318)**	**($704)**	**($646)**	**($37,297)**	**($32,178)**
Net interest capitalized (expense)	(1,092)	(1,240)	133	148	2,698	2,366	4,617	3,982	-	(3)	6,356	5,253
Equity in earnings from real estate affiliates	-	-	-	-	-	-	6,480	13,699	-	-	6,480	13,699
EBT	**($348)**	**($45)**	**($123)**	**$40**	**$6,963**	**$5,770**	**$34,266**	**$34,007**	**($291)**	**($236)**	**$40,467**	**$39,536**
Key Performance Metrics:												
Residential												
Total acres closed in current period	11.1	19.9	-	-	17.5	12.2	57.7	31.7	-	-		
Price per acre achieved	$675	$532	NM	NM	$369	$384	$546	$521	NM	NM		
Avg. gross margins	50%	47%	NM	NM	66%	67%	42%	48%	NM	NM		
Commercial												
Total acres closed in current period	-	-	-	-	-	-	-	-	-	-		
Price per acre achieved	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM		
Avg. gross margins	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM		
Avg. combined before-tax net margins	**50%**	**47%**	**NM**	**NM**	**NM**	**NM**	**NM**	**NM**	**NM**	**NM**		

Key Valuation Metrics:	Woodlands	Woodlands Hills	Bridgeland	Summerlin	Maryland
Remaining saleable acres					
Residential	257	1,439	2,432	3,550	NM
Commercial	743	171	1,530	826	107 (a)
Projected est. % superpads / lot size	0% / —	0% / —	0% / —	79% / 0.25 ac	NM
Projected est. % single-family detached lots / lot size	72% / 0.29 ac	87% / 0.32 ac	89% / 0.16 ac	0% / —	NM
Projected est. % single-family attached lots / lot size	28% / 0.08 ac	13% / 0.13 ac	10% / 0.12 ac	0% / —	NM
Projected est. % custom homes / lot size	0% / —	0% / —	1% / 1.0 ac	21% / 0.4 ac	NM
Estimated builder sale velocity (blended total - TTM) (b)	36	—	47	82	NM
Gross margin range (GAAP), net of MUDs (c)	50.3%	NM	NM	NM	NM
Gross margin range (Cash), net of MUDs (c)	97.0%	80.0%	85.5%	66.8%	NM
Residential sellout / Commercial buildout date estimate					
Residential	2022	2029	2036	2035	—
Commercial	2025	2028	2045	2039	2020

Notes

(a) Does not include 31 commercial acres held in the Strategic Development segment in Downtown Columbia.

(b) Represents the average monthly builder homes sold over the last twelve months ended September 30, 2017.

(c) GAAP gross margin is based on GAAP revenues and expenses which exclude revenues deferred on sales closed where revenue did not meet criteria for recognition, and includes revenues previously deferred that met criteria for recognition in the current period. Gross margin for each MPC may vary from period to period based on the locations of the land sold and the related costs associated with developing the land sold. Projected cash gross margin includes all future projected revenue less all future projected development costs, net of expected reimbursable costs, and capitalized overhead, taxes and interest.

(d) Summerlin property taxes for 3Q 2017 are shown net of a $2.4M property tax abatement.

18 www.howardhughes.com

Howard Hughes — THE HOWARD HUGHES CORPORATION
Ward Village Condominiums

	Waiea (a)	Anaha	Ae'o	Ke Kilohana (b)	Total
Key Metrics					
Type of building	Ultra-Luxury	Luxury	Upscale	Workforce	
Number of units	174	317	466	424	1,381
Avg. unit s.f.	2,174	1,417	836	694	1,094
Condo s.f.	378,238	449,205	389,368	294,273	1,511,084
Street retail s.f.	8,200	16,100	68,300	21,900	114,500
Stabilized retail NOI ($ in thousands)	$453	$1,152	$1,557	$1,081	$4,243
Stabilization year	2017	2019	2019	2020	
Development progress					
Status	Opened	U/C	U/C	U/C	
Start date (actual or est.)	2Q14	4Q14	1Q16	4Q16	
Completion date (actual or est.)	Complete	4Q17	4Q18	2019	
Total development cost ($m)	$417.3	$401.3	$428.5	$218.9	$1,466.0
Cost-to-date ($m)	$396.7	$364.3	$167.6	$48.7	$977.3
Remaining to be funded ($m)	$20.6	$37.0	$260.9	$170.2	$488.7
Financial Summary (Dollars in thousands, except per sq. ft.)					
# of units closed or under contract through 3Q17	165	307	367	388	1,227
Total % of units closed or under contract	94.8%	96.8%	78.8%	91.5%	88.8%
Number of units closed or under contract (current quarter)	0	5	46	1	52
Square footage closed or under contract (total)	340,061	419,187	291,279	257,644	1,308,171
Total % square footage closed or under contract	89.9%	93.3%	74.8%	87.6%	86.6%
Target condo profit margin at completion (excl. land cost)	—	—	—	—	~30%
Total cash received (closings & deposits)	—	—	—	—	$1,026,602
Total GAAP revenue recognized	—	—	—	—	$1,202,160
Expected avg. price per sq. ft.	$1,900 - $1,950	$1,100 - $1,150	$1,300 - $1,350	$700 - $750	$1,300 - $1,325
Expected construction costs per retail sq. ft.	—	—	—	—	~$1,100
Deposit Reconciliation (Dollars in thousands)					
Deposits from sales commitment					
spent towards construction	$117,916	$80,803	$48,858	$12,411	$259,987
held for future use (c)	$13,772	$232,447	$40,078	$6,941	$293,238
Total deposits from sales commitment	**$131,688**	**$313,249**	**$88,936**	**$19,352**	**$553,225**

Notes

(a) We began delivering units at Waiea in November 2016. As of September 30, 2017, we've closed 158 units, we have 7 under contract, and 9 units remaining to be sold.

(b) Ke Kilohana consists of 375 workforce units and 49 market rate units.

(c) Total deposits held for future use are shown in Other Assets on the balance sheet.

U/C = Under Construction

19 www.howardhughes.com

Other Assets

Property Name	City, State	% Own	Acres	Notes
Planned Future Development				
The Elk Grove Collection	Elk Grove, CA	100%	64	Plan to build a 400,000 Sq. Ft. outlet retail center. Recently sold 36 acres for $36 million in total proceeds.
Landmark Mall	Alexandria, VA	100%	33	Plan to transform the mall into an open-air, mixed-use community. In January 2017, we acquired the 11.4 acre Macy's site for $22.2 million.
Cottonwood Mall	Holladay, UT	100%	54	Under contract to sell in separate parcels. First closing expected in 2018.
Century Plaza Mall	Birmingham, AL	100%	59	Mall is completely vacant. We are evaluating potential redevelopment opportunities.
Circle T Ranch and Power Center	Westlake, TX	50%	207	50/50 joint venture with Hillwood Development Company. Sold 72-acres to an affiliate of Charles Schwab Corporation.
Kendall Town Center	Kendall, FL	100%	70	Zoned for 730,000 Sq. Ft. of commercial space. Currently undergoing re-entitlement process.
West Windsor	West Windsor, NJ	100%	658	Zoned for approximately 6 million Sq. Ft. of commercial uses.
AllenTowne	Allen, TX	100%	238	Located 27 miles north of Downtown Dallas. Agricultural property tax exemptions are in place for most of the property, which reduces carrying costs.
Bridges at Mint Hill	Charlotte, NC	91%	210	Zoned for approximately 1.3 million Sq. Ft. of commercial uses.
Maui Ranch Land	Maui, HI	100%	20	Two, non-adjacent, ten-acre parcels zoned for native vegetation.
Fashion Show Air Rights	Las Vegas, NV	80%	N/A	Air rights above the Fashion Show Mall located on the Las Vegas Strip.

20 www.howardhughes.com

Howard Hughes. THE HOWARD HUGHES CORPORATION
Debt Summary

(In thousands)	September 30, 2017	December 31, 2016
Fixed-rate debt:		
Collateralized mortgages, notes and loans payable	$ 1,476,480	$ 1,140,118
Special Improvement District bonds	32,266	44,023
Variable-rate debt:		
Collateralized mortgages, notes and loans payable, excluding condominium financing	1,310,265	1,363,472
Condominium financing	195,269	160,847
Mortgages, notes and loans payable	$ 3,014,280	$ 2,708,460
Deferred financing costs, net	(7,089)	(5,779)
Unamortized bond issuance costs	(13,743)	(11,934)
Total consolidated mortgages, notes and loans payable	$ 2,993,448	$ 2,690,747
Total unconsolidated mortgages, notes and loans payable at pro-rata share	$ 80,931	$ 55,481
Total Debt	**$ 3,074,379**	**$ 2,746,228**

(In thousands) Segment Basis (a)	Net Debt on a Segment Basis, at share					
	Master Planned Communities	Operating Assets	Strategic Developments	Segment Totals	Non-Segment Amounts	Total
Mortgages, notes and loans payable, excluding condominium financing (a)	$ 244,379	$ 1,591,472	$ 55,956	$ 1,891,807	$ 987,303	$ 2,879,110
Condominium financing	—	—	195,269	195,269	—	195,269
Less: cash and cash equivalents (a)	(105,552)	(63,231)	(23,505)	(192,288)	(450,145)	(642,433)
Special Improvement District receivables	(55,841)	—	—	(55,841)	—	(55,841)
Municipal Utility District receivables	(193,100)	—	—	(193,100)	—	(193,100)
Net Debt	**$ (110,114)**	**$ 1,528,241**	**$ 227,720**	**$ 1,645,847**	**$ 537,158**	**$ 2,183,005**

(In thousands)	Consolidated Debt Maturities and Contractual Obligations by Final Due Date (b)				
	1 year	2-3 years	3-5 years	5 years and thereafter	Total
Mortgages, notes and loans payable	$ 29,752	$ 824,684	$ 544,861	$ 1,614,983	$ 3,014,280
Interest Payments	139,073	353,065	164,611	204,420	861,169
Ground lease and other leasing commitments	9,885	14,504	11,830	293,377	329,596
Total consolidated debt maturities and contractual obligations	**$ 178,710**	**$ 1,192,253**	**$ 721,302**	**$ 2,112,780**	**$ 4,205,045**

(a) Each segment includes our share of related cash and debt balances for all joint ventures included in Investments in Real estate and Other Affiliates. Please see our Liquidity and Capital Resources discussion in the Form 10-Q for Q3 2017 for further details.

(b) Mortgages, notes and loans payable and condominium financing are presented based on extended maturity date. Extension periods generally can be exercised at our option at the initial maturity date, subject to customary extension terms that are based on property performance as of the initial maturity date and/or extension date. Such extension terms may include, but are not limited to, minimum debt service coverage, minimum occupancy levels or condominium sales levels, as applicable, and other performance criteria. We may have to pay down a portion of the loan in order to obtain the extension if we are not in compliance with the respective covenants.

21 www.howardhughes.com

Howard Hughes. THE HOWARD HUGHES CORPORATION

Property Level Debt

Asset	Q3 2017 Principal Balance	Contract Interest Rate	Interest Rate Hedge	Current Annual Interest Rate	Initial / Extended Maturity (a)
Master Planned Communities					
The Woodlands Master Credit Facility (b)	$150,000	L+275	Floating	3.98%	Apr-20 / Apr-21
Bridgeland Credit Facility	$65,000	4.60%	Fixed	4.60%	Nov-20 / Nov-22
	$215,000				
Operating Assets					
Outlet Collection at Riverwalk	$54,325	L+275	Floating	3.98%	Oct-17 / Oct-18
1725-35 Hughes Landing Boulevard	$115,999	L+165	Floating	2.88%	Jun-18 / Jun-19
The Westin at The Woodlands	$57,946	L+265	Floating	3.88%	Aug-18 / Aug-19
110 N. Wacker	$19,870	5.21%	Fixed / Swap	5.21%	Oct-19
Three Hughes Landing	$43,661	L+235	Floating	3.58%	Dec-17 / Dec-19
Lakeland Village Center at Bridgeland	$11,292	L+235	Floating	3.58%	May-18 / May-20
Embassy Suites at Hughes Landing	$31,245	L+250	Floating	3.73%	Oct-18 / Oct-20
The Woodlands Resort & Conference Center	$67,000	L+325	Floating	4.48%	Dec-18 / Dec-20
One Merriweather	$41,271	L+215	Floating	3.38%	Feb-20 / Feb-21
Downtown Summerlin (b)	$275,883	L+225	Floating	3.38%	Sep-20 / Sep-21
HHC 242 Self-Storage	$6,137	L+260	Floating	3.83%	Oct-19 / Oct-21
HHC 2978 Self-Storage	$5,521	L+260	Floating	3.83%	Jan-20 / Jan-22
70 Columbia Corporate Center	$20,000	L+200	Floating	3.23%	May-20 / May-22
One Mall North	$14,463	L+225	Floating	3.48%	May-20 / May-22
10-60 Corporate Centers	$80,000	L+175	Floating / Swap	3.20%	May-20 / May-22
20/25 Waterway Avenue	$13,708	4.79%	Fixed	4.79%	May-22
Millennium Waterway Apartments	$55,344	3.75%	Fixed	3.75%	Jun-22
Ward Village	$238,718	L+250	Floating / Swap	3.69%	Sep-21 / Sep-23
9303 New Trails	$12,098	4.88%	Fixed	4.88%	Dec-23
4 Waterway Square	$35,431	4.88%	Fixed	4.88%	Dec-23
3831 Technology Forest Drive	$22,088	4.50%	Fixed	4.50%	Mar-26
Kewalo Basin Harbor	$0	L+275	Floating	3.98%	Sep-27
Millennium Six Pines Apartments	$42,500	3.39%	Fixed	3.39%	Aug-28
3 Waterway Square	$50,647	3.94%	Fixed	3.94%	Aug-28
One Hughes Landing	$52,000	4.30%	Fixed	4.30%	Dec-29
Two Hughes Landing	$48,000	4.20%	Fixed	4.20%	Dec-30
One Lakes Edge	$69,440	4.50%	Fixed	4.50%	Mar-29 / Mar-31
Hughes Landing Retail	$35,000	3.50%	Fixed	3.50%	Dec-36
Columbia Regional Building	$25,000	4.48%	Fixed	4.48%	Feb-37
	$1,544,587				
Strategic Developments					
Waiea and Anaha (c)	$195,269	L+675	Floating	7.98%	Nov-17 / Nov-19
Ke Kilohana	$0	L+325	Floating	4.48%	Dec-19 / Dec-20
Two Merriweather	$11,932	L+250	Floating	3.73%	Oct-20 / Oct-21
Ae'o	$1	L+400	Floating	5.23%	Dec-19 / Dec-21
100 Fellowship Drive	$1	L+150	Floating	2.73%	May-22
	$207,203				
Total (d)	**$1,966,790**				

Notes

(a) Extended maturity assumes all extension options are exercised.

(b) The Woodlands Master Credit Facility and Downtown Summerlin have been extended to 2021.

(c) Subsequent to quarter end, the loan was fully repaid on October 27, 2017.

(d) Excludes JV debt, Corporate level debt, and SID bond debt related to Summerlin MPC & Retail.

22 www.howardhughes.com

Minimum Contractual Ground Lease Payments ($ in thousands) Future Cash Payments Year Ended December 31 Pro-Rata Share Three months ended 2016 Remaining 2017 2018 Thereafter Total Ground Leased Asset Expiration Date September 30, 2017 Riverwalk (a) Seaport Kewalo Basin Harbor 100% 100% 100% 2045-2046 2031 (b) 2049 $786 392 75 $3,300 1,429 300 $1,012 392 75 $2,718 1,594 300 $59,599 205,641 9,200 $63,329 207,627 9,575 $5,029 $1,479 $4,612 $274,440 $280,531 (a) Includes base ground rent, deferred ground rent and the participation rent floor, as applicable. (b) Initial expiration is 12/30/2031 but subject to extension options through 12/31/2072. owardhughes.com 23www.h Summary of Ground Leases

Under Construction - Projects in the Strategic segment for which construction has commenced as of September 30, 2017, unless otherwise noted. This excludes MPC and condominium development. Unstabilized - Properties in the Operating segment that have not been in service for more than 36 months and do not exceed 90% occupancy. If an office, retail or multi-family property has been in service for more than 36 months but does not exceed 90% occupancy, the asset is considered underperforming and is included in Stabilized. Stabilized - Properties in the Operating segment that have been in service for more than 36 months or have reached 90% occupancy, which ever occurs first. If an office, retail or multifamily property has been in service for more than 36 months but does not exceed 90% occupany, the asset is considered underperforming. Net Operating Income (NOI) - We define NOI as operating cash revenues (rental income, tenant recoveries and other revenue) less operating cash expenses (real estate taxes, repairs and maintenance, marketing and other property expenses), including our share of NOI from equity investees. NOI excludes straight-line rents and amortization of tenant incentives, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, development-related marketing costs and, unless otherwise indicated, Equity in earnings from Real Estate and Other Affiliates. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that factors, which vary by property, such as lease structure, lease rates and tenant base have on our operating results, gross margins and investment returns. We believe that net operating income (“NOI”) is a useful supplemental measure of the performance of our Operating Assets because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs. 24www.howardhughes.com Definitions

Reconciliation of Non-GAAP Measures

Reconciliation of Operating Assets segment EBT to Total NOI:

(In thousands)	Q3 2017	Q2 2017	Q1 2017	Q4 2016 (a)	Q3 2016 (a)	Q3 YTD 2017	Q3 YTD 2016 (a)
Total Operating Assets segment EBT	$ (13,162)	$ (9,068)	$ 7,922	$ 5,191	$ (35,943)	$ (14,308)	$ (28,175)
Straight-line lease amortization	1,421	1,816	1,961	1,057	2,551	5,198	9,632
Demolition costs	(34)	(63)	(65)	(194)	—	(162)	—
Development-related marketing costs	(1,067)	(832)	(418)	(46)	(457)	(2,317)	(902)
Depreciation and Amortization	(33,885)	(32,244)	(22,789)	(21,767)	(20,732)	(88,918)	(64,546)
Provision for impairment	—	—	—	—	(35,734)	—	(35,734)
Write-off of lease intangibles and other	(41)	(15)	(27)	(61)	—	(83)	35
Other income, net	(249)	162	(178)	1,475	11	(265)	3,126
Equity in earnings from Real Estate Affiliates	317	37	3,385	185	(210)	3,739	2,616
Interest, net	(15,940)	(15,540)	(14,524)	(13,458)	(12,903)	(46,004)	(36,968)
Total Operating Assets NOI - Consolidated	**36,316**	**37,611**	**40,577**	**38,000**	**31,531**	**114,504**	**94,566**
Redevelopments							
Landmark Mall	—	—	—	(150)	(202)	—	(526)
Total Operating Asset Redevelopments NOI	**—**	**—**	**—**	**(150)**	**(202)**	**—**	**(526)**
Dispositions							
Park West	(8)	(39)	(14)	490	411	(61)	1,346
Total Operating Asset Dispositions NOI	**(8)**	**(39)**	**(14)**	**490**	**411**	**(61)**	**1,346**
Consolidated Operating Assets NOI excluding properties sold or in redevelopment	**$ 36,324**	**$ 37,650**	**$ 40,591**	**$ 37,660**	**$ 31,322**	**$ 114,565**	**$ 93,746**
Company's Share NOI - Equity investees	**$ 1,186**	**$ 1,385**	**$ 746**	**$ 888**	**$ 569**	**$ 3,315**	**$ 4,181**
Distributions from Summerlin Hospital Investment	**—**	**—**	**3,383**	**—**	**—**	**3,383**	**2,616**
Total NOI	**$ 37,510**	**$ 39,035**	**$ 44,720**	**$ 38,548**	**$ 31,891**	**$ 121,263**	**$ 100,543**

(a) - Effective January 1, 2017, we moved South Street Seaport assets under construction and related activities out of the Operating Assets segment into the Strategic Developments segment. Amounts for all 2016 periods presented have been adjusted from previous filings to reflect this change.

Reconciliation of MPC Land Sales Closed to GAAP Land Sales Revenue:

(In thousands)	Q3 2017	Q3 2016
Total residential land sales closed in period	$ 45,467	$ 31,793
Total commercial land sales closed in period	—	—
Net recognized (deferred) revenue:		
Bridgeland	2,234	2,523
Summerlin	3,166	7,649
Total net recognized (deferred) revenue	5,400	10,172
Special Improvement District bond revenue	4,039	2,163
Total land sales revenue - GAAP basis	**$ 54,906**	**$ 44,128**
Total MPC segment revenue - GAAP basis	**$ 64,929**	**$ 52,762**

Reconciliation of MPC segment EBT to MPC Net Contribution:

	Three Months Ended September 30,	
(In thousands)	2017	2016
MPC segment EBT	$ 40,465	$ 39,537
Plus:		
Cost of sales - land	29,043	21,432
Depreciation and amortization	76	72
MUD and SID bonds collections, net	1,643	6,544
Less:		
MPC development expenditures	(45,772)	(35,823)
MPC land acquisitions	—	—
Equity in earnings in Real Estate and Other Affiliates	(6,480)	(13,700)
MPC Net Contribution	**$ 18,975**	**$ 18,062**

Reconciliation of Segment EBTs to Net Income

	Three Months Ended September 30,	
(In thousands)	2017	2016
MPC segment EBT	$ 40,465	$ 39,537
Operating Assets segment EBT	(13,162)	(35,943)
Strategic Developments segment EBT	26,249	30,904
Corporate and other items	(37,190)	(16,340)
Income before taxes	16,362	18,158
Provision for income taxes	(5,846)	(10,162)
Net income	10,516	7,996
Net income attributable to noncontrolling interests	(12)	(23)
Net income attributable to common stockholders	**$ 10,504**	**$ 7,973**

25 www.howardhughes.com